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EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alloy, Inc., a Delaware corporation does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 (the "Form 10-Q") of Alloy, Inc., fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Alloy, Inc.

Dated: June 16, 2003           By: /s/ Matthew C. Diamond
                                   -------------------------
                               Matthew C. Diamond
                               Chief Executive Officer
                               (principal executive officer)

Dated: June 16, 2003           By: /s/ Samuel A. Gradess
                                   -------------------------
                               Samuel A. Gradess
                               Chief Financial Officer
                               (principal financial officer)



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.



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